Exhibit 99.2

 Ocuphire Corporate Presentation  November 2020

   Disclosures and Forward Looking Statements  2  This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning Ocuphire Pharma, Inc.’s (“Ocuphire” or the “Company”) product candidates and potential. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including, without limitation:(i) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; (ii) the success and timing of regulatory submissions and pre-clinical and clinical trials; (iii) regulatory requirements or developments; (iv) changes to clinical trial designs and regulatory pathways;(v) changes in capital resource requirements; (vi) risks related to the inability of the Company to obtain sufficient additional capital to continue to advance its product candidates and its preclinical programs; (vii) legislative, regulatory, political and economic developments, and (viii) the effects of COVID-19 on clinical programs and business operations. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors detailed in documents that have been and may be filed by the Company from time to time with the SEC (including the proxy statement/prospectus included in that certain Registration Statement on Form S-4 (File No. 333-239702) initially filed with the SEC on July 6, 2020 and declared effective by the SEC on October 2, 2020). All forward-looking statements contained in this presentation speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.The Company makes no representation or warranty, express or implied, as to the accuracy or completeness of the information contained in or incorporated by reference into this presentation. Nothing contained in or incorporated by reference into this presentation is, or shall be relied upon as, a promise or representation by the Company as to the past or future. The Company assumes no responsibility for the accuracy or completeness of any such information. This presentation may not be reproduced or provided to any other person (other than your advisor) without our prior written consent. By accepting delivery of this presentation, you agree to the foregoing and agree to return this presentation and any documents related thereto and any copies thereof to us or to destroy the same if you do not make an investment in any securities. The information contain within this presentation shall not, except as hereinafter provided, without the prior written consent of the Company, be disclosed by you or your representatives in any manner whatsoever, in whole or in part, and shall not be used by you or your representatives other than for the purpose of evaluating the transaction described herein. By accepting delivery of this presentation you further acknowledge and agree aware of the restrictions imposed by the United States securities laws on the purchase or sale of securities by any person who has received material, nonpublic information from the issuer of the securities or any affiliate thereof and on the communication of such information to any other person when it is reasonably foreseeable that such other person is likely to purchase or sell such securities in reliance on such information for so long as the information remains material and non-public. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market shares and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

Ocuphire - New Public Ophthalmic Drug Development Company

Nasdaq Symbol: OCUP

- Nasdaq public listing allows for capital access, investor liquidity, and strategic visibility
  - Reverse merger with Rexahn and financing transaction announced in June, closed in November
  - Ocuphire management team, expanded board and field-leading SAB
  - No Rexahn legacy operating/capital obligations (CVR for Rexahn shareholders on existing agreements with Biosense and Haichang)
  - REXN represented by Oppenheimer for the merger
- Concurrent $21+ million PIPE financing led by Altium Capital
  - Pro forma cash provides sufficient capital to fund 4 late-stage clinical trials through their respective readouts in 2021
  - Financing co-led by Cantor Fitzgerald and Canaccord Genuity
- Ocuphire focusing exclusively on ophthalmic drug development
  - Two lead assets: Nyxol Eye Drops and APX3330 oral tablets
  - Two Phase 3 trials and two Phase 2 trials expected to readout in 2021

November 6, 2020


NASDAQ CONGRATULATES
OCUPHIRE ON RECENT
LISTING AND CAPITAL RAISE
OCUPHIRE PHARMA
Ocuphire
PHARMA
OCUP NasdaqListed
Nasdaq

Ocuphire PHARMA

3

Ocuphire Management Team

Decades of Biotech and Drug Development Experience



Mina Sooch, MBA
Chief Executive Officer

HARVARD BUSINESS SCHOOL

25 years in pharma/biotech industry as a CEO, entrepreneur, venture capitalist and strategist. Raised over 100 million dollars for 2 biotechs, then led private to public on Nasdaq, Recognized as MI Newsmaker of the Year.

Gemphire Therapeutics · Apjohn Ventures · MONITOR · ProNAi



Charlie Hoffmann, MBA
VP Corporate Development and Operations

Tuck School of Business at Dartmouth

25 years in life sciences fundraising, corporate finance, licensing and M&A transactions, and corporate development, Long time advisor to Ocularis/Nyxol.

Ocularis Pharma · Prudential · SynDevRx · Goldman Sachs



Amy Rabourn, CPA
VP Finance

MICHIGAN ROSS

18 years in finance and accounting, for private and public companies, with a focus on life sciences. Held progressive roles including Controller, Director of Finance, and acting CFO.

Gemphire Therapeutics · Pfizer · NeuroBo Pharmaceuticals · pwc



Konstantinos Charizanis, PhD, MBA
Senior Director of Market Strategy and R&D

MICHIGAN ROSS

14 years in medical research, product development, market research, and biotech business development, with a focus on financial modeling, patents and genetics.

Rubicon Genomics · Gemphire Therapeutics



Drey Coleman
Director Clinical Operations and Vendor Management

UCF

15 years in ophthalmic pharmaceutical research and development as sponsor and CRO with a focus on clinical operations, vendor management, pharma regulations, and successful contract negotiations.

SIRION Therapeutics · OCULOS Integrated Insight.

4

Ocuphire PHARMA

Ocuphire Opportunity

A Late-Stage Clinical Ophthalmic Biotech

Nyxol® APX3330

Late Clinical Stage Company Targeting Large, Unmet Ophthalmic Markets	• Nyxol targets multiple chronic and acute front of the eye indications addressing large markets: Dim Light or Night Vision Disturbances (NVD), Reversal of Mydriasis (RM), and Presbyopia (P) • APX3330 targets chronic back of the eye indications: Diabetic Retinopathy (DR) and Diabetic Macular Edema (DME), a leading cause of blindness in diabetic patients
Significant Clinical Data	• Nyxol and APX3330 achieved promising clinical data over multiple Phase 1 and 2 trials ✓ Nyxol with > 150 patients treated across 7 trials ✓ APX3330 with > 340 patients treated across 11 trials
Significant IP Portfolio and Small Molecule CMC Advantages	• US and global issued patents thru 2034 obtained for both assets • Stable, small-molecule drugs ✓ Nyxol = single-use, preservative-free eye drop ✓ APX3330 = oral pill
Multiple Near-Term Data Catalysts with Capital Efficient Plan	• 4 late stage trial readouts (2 Phase 3, 2 Phase 2) expected in 1Q through 4Q 2021 • Capital-efficient operations with a Nyxol NDA filing in one or more indications by early 2023

5

Ocuphire PHARMA

Large Unmet Opportunities for the Aging Eye

Developing Drugs to Treat Front & Back of the Eye Diseases

Night Vision Disturbances
U.S. Prevalence: ~16M adults



Reversal of Mydriasis
~100M pupil dilations per year in U.S.



Presbyopia
U.S. Prevalence: ~120M



$4-10B US Markets

Front | **Back**



Nyxol®



APX3330

Diabetic Retinopathy
U.S. Prevalence:~ 7M



Diabetic Macular Edema
U.S. Prevalence: ~750K





$4-10B US Markets

6

Source: GlobalData Market Research Report, 2020

Ocuphire PHARMA

Ocuphire Pipeline & Upcoming Milestones

Multiple Phase 3 & Phase 2 Clinical Data Catalysts Expected Throughout 2021

	Product Candidate	Indication	Development Stage				Anticipated Milestones
			Pre-clinical	Phase 1	Phase 2	Phase 3	
Ocuphire-Focused Development	0.75% Nyxol® Eye Drop	Dim Light or Night Vision Disturbances (NVD)					Initiate Phase 3 LYNX-1 trial 4Q2020; Data expected in 3Q21 (n=160)
	0.75% Nyxol® Eye Drop	Reversal of Mydriasis (RM)					Initiate Phase 3 MIRA-2 trial 4Q2020; Data expected in 1Q21 (n=168)
	0.75% Nyxol® + Low-Dose Pilocarpine Eye Drops	Presbyopia (P)					Initiate Phase 2 VEGA-1 trial 1Q2021; Data expected in 2Q21 (n=152)
	APX3330 Oral Pill	Diabetic Retinopathy (DR)/ Macular Edema (DME)					Initiate Phase 2 ZETA-1 trial 1Q2021; Data expected in 4Q21 (n=100)
Partnering-Focused Development	APX2009 Intravitreal	DME, Wet Age-Related Macular Degeneration (wAMD)					Next steps: IND enabling studies (with partner funding)
	Combo (0.75% Nyxol® + Latanoprost) Eye Drops	Glaucoma (16 to 24 mmHg)					Next steps: 2nd line add-on Phase 2 trial (with partner funding)

Note: 0.75% Nyxol (Phentalomine Ophthalmic Solution) is the same as 1% Nyxol (Phentalomine Mesylate Ophthalmic Solution)

7

Ocuphire PHARMA

Extensive Development on Both Drug Candidates

Well-Controlled Phase 1 & Phase 2 Clinical Programs Set Stage for NDA Path

Nyxol

7
Phase 1 & Phase 2 Trials

> 150
Subjects Dosed

Exposure in Humans
28
Days

Patents to
2034+

Studied in ocular refractory diseases (NVD) & elderly glaucoma patients

505(b)(2) Development Pathway

APX3330

11
Phase 1 & Phase 2 Trials

>340
Subjects Dosed

Exposure in Humans
365
Days

Patents to
2034+

Studied in inflammation/hepatitis & cancer patients

NCE Development Pathway

8

Ocuphire PHARMA

         Nyxol®      Phentolamine Mesylate      NVD Night Vision Disturbances      P Presbyopia      RM Reversal of Mydriasis  9

Nyxol History & MOA

Rationale for Differentiated Product Profile & 505(b)(2) Path

- Nyxol's active ingredient, phentolamine mesylate (PM), is currently approved for 2 indications
  - Pheochromocytoma (60+ years ago, Regitine®) – intravenous injection
  - Reversal of oral anesthesia (10+ years ago, OraVerse®) – intramuscular injection
- PM has been reformulated as a topical eye drop (Nyxol)
- Nyxol is a first-in-class non-selective α1 and α2 blocker product candidate
  - MOA of relaxing the iris dilator muscle (α1)
  - Redness is an on-target α1 effect on sclera vessels (transient, mild)

Phentolamine Mesylate

Reduces Pupil Size

α1: Iris Dilator Blockade



Dilates Blood Vessels (Vasodilation)

α1: Smooth Muscle Blockade



10

Ocuphire PHARMA

Nyxol Product Candidate Profile

First-in-Class Alpha 1/2 Blocker Eye Drop for Refractory Indications



Nyxol: Phentolamine 0.75% Ophthalmic Solution
Preservative Free, EDTA Free, and Stable

Efficacy Data

Improving Vision

- ↓ Pupil Size (moderate miotic)
- ↑ Contrast Sensitivity (night)
- ↑ Near Visual Acuity (light/dark)
- ↑ Distance Visual Acuity

Safety Data

No Systemic Effects

No Changes in Blood Pressure
No Changes in Heart Rate

Tolerated Topical Effects

Mild / Transient / Reversible Eye Redness

IOP Unchanged or Decreased

↓ Intraocular Pressure (IOP) at Normal Baseline

Chronic daily dosing of Nyxol at bedtime demonstrated
no significant daytime redness** and durability of effects for more than **24 hours

Ocuphire PHARMA

11

NVD

Night Vision Disturbances (NVD) – Chronic Opportunity

Imperfections in the Eye Affect Night Vision in Millions

The Problem

- Peripheral imperfections scatter light when pupils enlarge in dim light, causing halos, starbursts, and glare that impair vision
- The imperfections maybe caused by LASIK surgery, IOL implants, certain types of cataracts (cortical), and natural reasons (especially with age)
- Symptoms cannot be properly corrected by any type of lens (reading glasses, contact lenses) or surgical procedures

> *"I'm no longer comfortable driving at night, especially with my son in the car. I have a hard time playing beach volleyball in the evenings due to the bright lights at the courts."*
>
> *Post-LASIK, aged 42*

No Currently Approved Therapies



Moderate-to-Severe NVDs	US Patients
Night Myopia	10.8M
Cortical Cataracts	4.1M
Post-LASIK	500k
Post-IOL Implant	300k
Total	~16M

Source: GlobalData Market Research Report, 2020

Ocuphire PHARMA

12

Night Vision Disturbances (NVD) – Chronic Opportunity

NVD

Peripheral Optical Imperfections Allowing Pupil Modulation as a Solution

Nyxol's Potential Differentiated Solution

- **Moderate Decrease in Pupil Size** for scattered light gets blocked by the iris
- **Clinical Effect** to potentially improve low contrast night vision as seen in trials
- **Tolerable** with a minimal side effect profile
- **Convenient and Durable** with chronic once-daily evening dose



Before



After

"It seems like a simple process with really no side effects."

Cataract respondent, aged 62

13

Ocuphire PHARMA

NVD

NVD LYNX-1 Phase 3 Registration Design

Planned Randomized, Double-Masked, Placebo-Controlled Trial

LYNX-1

15 US sites

~160 patients with NVD

Eligibility Screening

1:1

Randomization

0.75% Nyxol

daily evening dose (14 days)

Placebo

daily evening dose (14 days)

Phase 3 Start Targeted for 4Q20

Top Line Expected 3Q21

Endpoints

Primary: % of subjects with ≥ 3 lines of improvement in mesopic low contrast best-corrected distance visual acuity (Day 8)

Secondary (Days 8 & 15):

- Pupil diameter
- Visual acuity measures (distance and near)
- Safety and tolerability (redness)

14

Ocuphire PHARMA

Nyxol Demonstrated Clinical Effect in NVD

NVD

Key Endpoints Observed in Multiple Phase 2 Trials

NYX-SNV Phase 2 Trial

Improved Low Contrast Distance Visual Acuity*

% of Eyes with Mesopic Low Contrast Visual Acuity Improvement



% of Subject Eyes
80%
60%
40%
20%
0%
Placebo n=16
Nyxol n=32
p=0.029
31%
69%
p=0.04
6%
34%
p=0.16
0%
19%
≥ 1 line
≥ 2 lines
≥ 3 lines

Source NYX-SNV

ORION-1 Phase 2 Trial

Durable > 24 hour Pupil Modulation Effect

Pupil Diameter Change from Baseline in Mesopic Conditions (Study Eye)

Baseline Pupil Diameter: Placebo 4.6mm, Nyxol 4.7mm



Pupil Diameter Change from Baseline
ANCOVA (mm)
Placebo n=20
1% Nyxol n=19
0.2
0.0
-0.2
-0.4
-0.6
-0.8
-1.0
-1.2
-1.4
p=0.0002
p=0.0001
p=0.0004
-0.07
-0.05
-0.11
-20%
-21%
-19%
-0.99
-1.00
-0.88
Day 8
Day 15
Day 16

Source: NYXG-201

* NYX-SNV trial was small and not designed for a statistical 3-line improvement in low-contrast visual acuity; the 20% effect was used for powering and size of Phase 3 trial

15

Ocuphire PHARMA

RM

Reversal of Mydriasis (RM) – Acute Treatment

Annual Exams and Specialty Visits Involve Dilation to Monitor Eye Health

The Problem

- At every annual eye exam and many specialty visits, patients' pupils are pharmacologically dilated, impairing vision for 6-24 hours
- Dilated eyes:
  - heightened sensitivity to light
  - inability to focus
  - reading, working, and driving are difficult

“ *I have to stay indoors. They say it only lasts a few hours, but it lasts all day, and it is very annoying.* ”

RM Patient, Aged 51

No Currently Approved Therapies



~100M eye exams / year in US

16

Source: GlobalData Market Research Report, 2020

Ocuphire PHARMA

RM

Reversal of Mydriasis (RM) – Acute Treatment

Single Use Indication Leveraging a Precedent Approval Pathway

Nyxol's Potential Differentiated Solution

- **Regulatory Precedent** with RevEyes (an alpha 1 blocker), approved by the FDA in 1990 but shortly thereafter discontinued (not for safety or efficacy reasons)
- **Clinical Effect** to potentially reduce pupil size and reverse mydriasis by counteracting the drugs (alpha agonists and cholinergic blockers) used to dilate the pupil
- **Convenient** eye drop given at the office that may allow patients' vision to return to normal sooner
- **Tolerable** with a minimal side effect profile



Before



After

17

Ocuphire PHARMA

RM

RM MIRA-2 Phase 3 Registration Design

Planned Randomized, Double-Masked, Placebo-Controlled, Parallel, One-Day Trial

MIRA-2

12 US sites

~168 healthy subjects

Eligibility Screening

1:1

Randomization

0.75% Nyxol

Mydriatic Agent A, B, or C → Nyxol drop(s) (1 day)

Placebo

Mydriatic Agent A, B, or C → Placebo drop(s) (1 day)

Mydriasis Time -1 Hour

Treatment Time 0 (Max Dilation)

Phase 3 Start Targeted for 4Q20

Top Line Expected 1Q21

Endpoints

Primary: % of subjects returning to baseline (within 0.2 mm) pupil diameter at 90 min or less

Secondary:

- % of subjects returning to baseline at 30min, 1h, 2h, 3h, 4h, 6h, 24h
- Mean change in pupil diameter from mydriatic max at all timepoints
- Accommodation (Tropicamide)
- Safety and tolerability (redness)

Mydriatic Agents: Phenylephrine, Tropicamide, Paremyd® (combination)

18

Ocuphire PHARMA

RM

Nyxol Demonstrated Clinical Effect in RM

Key Endpoints Observed from MIRA-1 Phase 2b Trial

MIRA-1 Phase 2 Trial

Nyxol Reduces More Subjects to Pupil Diameter (PD) Baseline

Percent of Subjects Returning to ≤ 0.2 mm of Baseline after Treatment With either Phenylephrine or Tropicamide


Percent of Subjects (%)
100%
80%
60%
40%
20%
0%
Placebo n=31
1% Nyxol n=31
7% 7%
p=0.1094
7%
16%
p=0.0262
13%
29%
p=0.0001
23%
68%
77%
100%
0
1 hour
2 hours
4 hours
6 hours

Nyxol Reduces PD Faster Across Phenylephrine & Tropicamide Mydriatic agents

Reduction in Pupil Diameter after Patients received either Phenylephrine 2.5% or Tropicamide 1.0% in Study Eye


*p<0.05; **p<0.01; ***p<0.001; ****p<0.0001
Pupil Diameter (mm)
8.00
7.00
6.00
5.00
4.00
3.00
2.00
6.22
5.47 ***
**
****
****
1% Nyxol
Placebo
Mydriatic administered
Max pupil dilation, phenotolamine administered
-1 Hour
0
30 Minutes
1 Hour
2 Hours
4 Hours
6 Hours

19

Ocuphire PHARMA

Presbyopia – Chronic Opportunity

Aging Population Drives Demand for Alternatives to Reading Glasses

The Problem

- Lens loses ability to change shape when viewing objects up close as we age
- Dependence on reading glasses for intermittent and prolonged use
- Growing need for therapies that improve, rather than hinder, quality of life

"Effectively everyone over 40 will have the problems with reading."

Physician KOL

No Currently Approved Therapies




120 M
Patients

20

Source: GlobalData Market Research Report, 2020

Ocuphire PHARMA

Presbyopia – Chronic Opportunity

Pupil Modulation Eye Drops May Replace Reading Glasses

Nyxol's Potential Differentiated Solution

- **"Pin-hole"** effect of Nyxol and low dose pilocarpine may improve near vision by increasing depth of focus as validated by other devices/therapies
- **More durable** combination of two miotics affecting different muscles involved in pupil size modulation
- **Tolerable** use with minimal side effects expected with chronic evening use of Nyxol

"This would just become part of my daily routine for my eyes to be able to see things up close. How convenient is that?"

Presbyopic Patient, age 49



Near
Far
FOCUS
Large Pupil
In focus
FOCUS
Pin-hole Pupil
In focus

21
Retinaeyedoctor.com,, GlobalData Market Research Report, 2020
Ocuphire PHARMA

Presbyopia VEGA-1 Phase 2 Proposed Design

Planned Randomized, Double-Masked, Placebo-Controlled Trial



VEGA-1
Visit 1
Visit 2
(3 – 5 Days Later)
Treatment
Arms
20 US sites
~152
presbyopic
patients
0.75% Nyxol
4 arms
Placebo
Baseline
Nyxol
LDP Drop
Nyxol + LDP
Baseline
Nyxol
No Treatment
Nyxol Alone
Baseline
Placebo
LDP Drop
LDP Alone
Baseline
Placebo
No Treatment
Placebo Alone
Eligibility
Screening
Randomization
Screening

Phase 2 Start Targeted for 1Q20

Top Line Expected 2Q21

Endpoints

Primary: % of subjects with ≥ 3 lines of improvement in distance-corrected near visual acuity comparing Nyxol + LDP vs placebo alone at 1 hour

Secondary:

- % of subjects with ≥ 2 and ≥ 3 lines gained at time points from 30 min to 6 hours in photopic and mesopic lighting comparing Nyxol + LDP vs placebo, Nyxol alone, and LDP alone
- No loss of distance vision
- Pupil diameter at time points
- Safety and tolerability (redness)

LDP= low-dose pilocarpine (0.4%)

22

Ocuphire PHARMA

Nyxol Demonstrated Clinical Effect in Presbyopia

Key Endpoints Observed from Multiple Phase 2 Trials

ORION-1 Phase 2 Trial

Improvements in DCNVA with Nyxol Alone With No Change in Distance Vision

Near VA Line Improvement at Day 15
(Full Analysis Set, Study Eye, Photopic)



Percent of Subjects with VA Line Improvements
80%
60%
40%
20%
0%
*p=0.026
Placebo (n = 20)
Nyxol (n = 19)
20%
63%
0%
11%
0%
5%
≥ 1 line
≥ 2 lines
≥ 3 lines

Source: ORION-1

Pinhole PD Size Illustrated with Addition of LDP to Nyxol

1.5 to 2+ mm PD reduction
Achieve the pin-hole (1.6 to 2 mm) effect



~0.7 to 1+ mm
~0.7 to 1+ mm
Nyxol Alone
LDP Alone

Average pupil size in photopic conditions is 3.5 to 4+ mm

23

Ocuphire PHARMA

         APX3330  APX3330      DR Diabetic Retinopathy      DME Diabetic Macular Edema      wAMD    Wet Age-Related Macular Degeneration      24

APX3330 is a Ref-1 Inhibitor

Ref-1 Involved in Multiple Pathways that Contribute to Diabetic Retinopathy and DME

- APX3330 is a small molecule oral drug candidate and a first-in-class inhibitor of Ref-1
- Ref-1 (reduction-oxidation effector factor-1) is a novel target discovered and characterized by Dr. Mark R. Kelley at Indiana University School of Medicine
- APX3330 previously developed by Eisai for multiple hepatic inflammatory indications and later by Apexian for advanced solid tumors
  - Similar oncology origin as approved anti-VEGFs
- MOA uniquely decreases both abnormal angiogenesis and inflammation by blocking pathways downstream of Ref-1



Mechanism of Action – Ref-1 Inhibition
Hypoxia
Ref-1
HIF-1α
VEGF (Signaling Cascade)
APX3330
Inflammation
Ref-1
NF-κB
TNF-α Chemokines
Other Growth Factors (Signaling Cascade)
Anti-VEGF
Neovascularization
Steroids
Lucentis®
EYLEA®

25

Logsdon et al (2018), Li et al (2014).

Ocuphire PHARMA

APX3330 Product Candidate Profile

First-in-Class Ref-1 Inhibitor Phase 2 Ready for Retina Diabetic Indications

APX3330: 600mg Oral Dose
(120mg or 300mg tablets)

Expected Efficacy Data

Improving Eye Health in Diabetics
↓ Inflammation
↓ Hypoxia Signaling
↓ Abnormal Angiogenesis

Enhance Compliance & Exposure
Oral pill may reduce the burden of frequent anti-VEGF injections

Safety Data

Few Systemic Adverse Effects
- Mild Gastrointestinal (diarrhea)
- Mild Skin Rash (Reversible)
- Lack of Significant Acute Neurologic, Cardiovascular, Liver, or Pulmonary toxicity

No Topical Effects
- No observed ocular AEs

Twice a day dosing of APX3330 anticipated to provide steady state effectiveness with a tolerable chronic safety profile

26

Ocuphire PHARMA

Diabetic Retinopathy & Macular Edema

DR

DME

Non-Injectable Alternative Therapies are Needed For Earlier Stages of Disease

The Problem

- Diabetic retinopathy (DR) and diabetic macular edema (DME) are a leading cause of vision loss worldwide, especially in working age adults in developed countries
- Diabetes damages small blood vessels within the eye causing leakage, oxygen starvation, and abnormal vessel growth, which can obstruct vision
- Current treatment: 25% non-responders, 50% partial responders to anti-VEGF

Injectable Anti-VEGF Approved Therapies Not Commonly Used for NPDR

Diabetic Eye


Hemorrhages
Aneurysm
Abnormal Blood Vessels
"Cotton Wool" Spots

Diabetic Eye Opportunity	
DR	~7.7M Patients
DME	~750K Patients

27

Sources: Global Market Insights Report 2019-2025, Market Watch 2019 Report, Gene.com Retinal Diseases Fact Sheet

Ocuphire PHARMA

DR
DME

Diabetic Retinopathy & Macular Edema

APX3330 to Treat Patients Before Vision Loss Occurs

APX3330's Potential Differentiated Solution

- **Potential First Oral Therapy** to be used as an earlier intervention for the diabetic eye before vision symptoms appear or as add-on therapy to current anti-VEGF treatment
- **Proven Unique Mechanism** that may decrease both inflammation and VEGF activity
- **Convenient** option for patients to potentially alleviate the burden of injections and increase compliance
- **Tolerable** as seen in 11 completed Phase 1 and Phase 2 clinical trials

DR



DME



28 EYLEA Product Pamphlet

DR

DME

DR/DME ZETA-1 Phase 2 Proposed Design

Planned Randomized, Double-Masked, Placebo-Controlled Trial

ZETA-1

15 US sites

~100 patients with moderate-to-severe NPDR and mild PDR

Eligibility Screening

1:1

Randomization

APX3330 600mg

Twice daily oral dose (24 weeks)

Placebo

Twice daily oral dose (24 weeks)

Phase 2 Start Targeted for 1Q21

Top Line Expected 4Q21

Endpoints

Primary: % of subjects with a ≥ 2 step improvement on the DRSS (Diabetic Retinopathy Severity Scale) score at week 24

Secondary:

- Central subfield thickness (CST)
- BCDVA (ETDRS)
- Safety and tolerability

Exploratory:

- Labs / PK

NPDR = non-proliferative diabetic retinopathy (which includes non centrally involved diabetic macular edema)
PDR = proliferative diabetic retinopathy (which includes non centrally involved diabetic macular edema)

29

Ocuphire PHARMA

DR

DME

APX3330 Generally Well Tolerated with Clinical Signals

Observations from Pre-Clinical Studies and 11 Clinical Trials of APX3330

L-CNV Mouse Retina Model

APX3330 Reduces Neovascularization Similar to Eylea in Preclinical Models

Lesion Size and Corresponding Fluorescent Stains in L-CNV Models Treated with APX3330 at 25 mg/kg


Vehicle
25 mg/kg
50 mg/kg
APX 3330 Gavage OCT
Lesion Volume
Lesion Volume (µm³)
8×10⁶
6×10⁶
4×10⁶
2×10⁶
0
****
***
-55%
Vehicle
25
50
[APX 3330] (mg/kg)

Phase 1 Clinical Trials

Human Drug Exposure Multiple Times Higher than Mouse Efficacious Levels

Human Pharmacokinetics of APX3330 at 120 mg/kg/day


75
50
25
0
Total quinone (µg/mL)
40 µg/ml
2 µg/ml
0
60
120
180
240
300
360
Time After Initial Dose (hours)

30

Ocuphire PHARMA

 Boards and Milestones  31

Prestigious Ocular Medical Advisory Board

Fortunate for the Insights of Leading KOLs & Drug Candidate Co-Founders



elCON Medical

Eliot Lazar, MD
Georgetown University



LasikPlus



Gerald Horn, MD
University of Illinois
Co-Founder Ocularis/Nyxol



INDIANA UNIVERSITY
MELVIN AND BREN SIMON CANCER CENTER

Mark Kelley, PhD
Indiana University
Co-Founder Apexian/APX3330



ENDOCYTE
NOVARTIS

Richard Messmann, MD
Wayne State University
CMO Apexian/APX3330



PeposeVision Institute

Jay Pepose, MD
UCLA



KENTUCKY EYE INSTITUTE

Paul Karpecki, OD
Indiana University



CEI
Cincinnati Eye Institute

Ed Holland, MD
Loyola University Chicago



OCLI

Marguerite McDonald, MD
Columbia University



MINNESOTA EYE CONSULTANTS

Richard Lindstrom, MD
University of Minnesota



arcscan

Jack Holladay, MD
University of Texas



MINNESOTA EYE CONSULTANTS

Thomas Samuelson, MD
University of Minnesota



PHARMALOGIC

Gary Novak, PhD
UC Davis



Cleveland Clinic
Cole Eye Institute

Peter Kaiser, MD
Harvard Medical School



Duke Eye Center

Michael Allingham, MD, PhD
University of North Carolina



Retina-Vitreous Associates Medical Group

David Boyer, MD
Chicago Medical School



Ophthalmic Consultants of Boston
Excellence in Eye Care

Jeffrey Heier, MD
Boston University

Ocuphire PHARMA

32

Ocuphire Board of Directors

Seasoned Directors with Decades of Biotech Drug Development and M&A/Financings



Cam Gallagher, MBA
Chair, Board Director

University of San Diego
VELOSBIO
zentalis
ONCTERNAL therapeutics
RetroSense THERAPEUTICS



Mina Sooch, MBA
Vice-Chair, Board Director
President & CEO

HARVARD BUSINESS SCHOOL
Gemphire Therapeutics
Apjohn Ventures
MONITOR
ProNAi



James Manuso, PhD/MBA
Board Director

Columbia Business School
astex pharmaceuticals
Talfinium Investments, Inc.
GALENICA



Sean Ainsworth, MBA
Lead Independent Director,
Board Director

Washington University in St. Louis
Olin Business School
Allergan
IMMUSOFT
RetroSense THERAPEUTICS



Richard Rodgers, MBA
Board Director

CARLSON SCHOOL OF MANAGEMENT
UNIVERSITY OF MINNESOTA
TESARO
Abraxis BioScience
MGI PHARMA



Alan R. Meyer, MBA
Board Director
MFR/IP Advisor

Kellogg School of Management
Baxter
Ocularis Pharma
PathoGenesis Corporation



Susan Benton, MBA
Board Director

USF MUMA College of Business
Théa let's open our eyes
Shire
BAUSCH + LOMB

33

Ocuphire PHARMA

         2020 to 2022 Cadence of MilestonesMultiple Data Catalysts for Value-Building      Nyxol NDA filing for RM & NVD in early 2023  Ongoing partnering discussions with leading ophthalmic companies (inc. European and Asian players)  NVD Podium Presentation at AAO 2018Initiate/Report Phase 2b Data for ORION-1Initiate/Report Phase 2b Data for MIRA-1Expand Patent Estate  Completion of APX3330 LicenseARVO 2020Presentation for MIRA-1ARVO 2020Presentation for ORION-1FDA EOP2 Meeting May 2020  Announced Ocuphire Reverse Merger and PIPE Financing (Co- Led by Cantor and Canaccord)Completion of Transaction (Nasdaq: OCUP)Initiate Phase 3 RM TrialInitiate Phase 3 NVD TrialComplete Nyxol Market ResearchJournal Publications  Initiate Phase 2 Presbyopia TrialInitiate Phase 2 DR/DME TrialReport Phase 3 Data for RMReport Phase 2 Data for PresbyopiaNew Patent Claims on P/RM/G  Report Phase 3 Data for NVDReport Phase 2 Data for DR/DMEInitiate 2nd Phase 3 Trials (RM, NVD)Initiate Acute and Chronic Phase 3 Safety TrialInitiate Phase 3 Presbyopia Trial  Report 2nd Phase 3 Data for RM and NVDReport Phase 3 Safety DataReport Phase 3 Data for PresbyopiaInitiate Phase 3 DR/DME Trial and 2nd Phase 3 Trial for Presbyopia  2018/2019      1H 2020      2H 2020      1H 2021      2H 2021      2022      34

       Restore Vision & Clarity    www.ocuphire.com ir@ocuphire.com

NVD Endpoint: 5% Low Contrast Visual Acuity (LCVA) Chart

FDA Accepted Endpoint for Contrast Sensitivity Assessment

Primary Endpoint of Nyxol LYNX-1 Trial

Percent of subjects with ≥ 3 lines of improvement in mesopic low contrast best-corrected distance visual acuity (7 days)


Before Treatment*
3 Lines Improvement Illustration
O R Z S K
C Z H K S
V R N D O
D H O S Z
N D V K O
H N K C D
K S V R H
R H S O N
H V O R K
Z K D V C
O R Z S K
C Z H K S
V R N D O
D H O S Z
N D V K O
H N K C D
K S V R H
R H S O N
H V O R K
Z K D V C

** Inclusion Criteria includes subjects with baseline mesopic LCVA of 20/100 or worse*

36 Precision Vision
Ocuphire PHARMA

DR/DME Endpoint: Diabetic Retinopathy Severity Scale (DRSS)

FDA Accepted Endpoint for DR (EYLEA® in PANORAMA Pivotal Trial)

Primary Endpoint of APX3330 ZETA-1 Trial

Percent of patients with a ≥ 2 step improvement on the DRSS score at week 24

				Patients included in the ZETA-1 Trial		
DRSS Score	**1 (10)**	**2 (20)**	**3 (35)**	**4 (43)**	**5, 6 (47, 53)**	**7 – 13 (60, 61, 65, 71, 75, 85,90)**
Description	DR Absent	Micro-aneurysm only	Mild NPDR	Moderate NPDR	Moderately Severe NPDR	PDR – Mild, Moderate, and Severe
Retinal Image	 Healthy blood vessels with no bulges	 Small bulges in blood vessel walls as well as other signs in the retina	 More changes in the blood vessels in the retina and small spots of blood can become more visible	 More blood vessels in larger areas of the retina show changes	 Many of the blood vessels in the retina show visible changes	 Increased growth of new, damaged blood vessels

A 13-point Scale Outlining the Various Stages of Diabetic Retinopathy

Ocuphire PHARMA

37 EYLEA Product Pamphlet ®